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                                                                EXHIBIT 21

                        SUBSIDIARIES OF U S WEST, INC.
                           (A DELAWARE CORPORATION)
                            AS OF JANUARY 30, 1998


I.   U S WEST Capital Funding, Inc., a Colorado corporation

II.  U S WEST Communications Group, Inc., a Colorado corporation

     A.   U S WEST Advanced Technologies, Inc., a Colorado corporation

     B.   U S WEST Business Resources, Inc., a Colorado corporation

          1.   U S WEST Business Resources, Inc., a Delaware corporation
          2.   U S WEST Corporate Transportation, Inc., a Colorado corporation

     C.   USW-C, Inc., a Delaware corporation

     D.   U S WEST Communications, Inc., a Colorado corporation

          1.   Block 142 Parking Garage Association, a Colorado non profit
          2.   El Paso County Telephone Company, a Colorado corporation
          3.   Malheur Home Telephone Company, an Oregon corporation
          4.   Mubeta Development Co., a Colorado corporation
          5.   Training Partnerships, Inc., a Colorado non profit
          6. 1200 Landmark Center Condominium Association, Inc., a Nebraska non profit
          7. U S WEST Wireless, L.L.C., a Delaware limited liability corporation

     E.   U S WEST Communications Federal Services, Inc., a Colorado corporation

     F.   U S WEST Communications Services, Inc., a Colorado corporation

     G.   U S WEST Enhanced Services, Inc., a Washington corporation

     H.   U S WEST Interprise America, Inc., a Colorado corporation

     I.   U S WEST Information Technologies, Inc., a Colorado corporation

     J.   U S WEST Long Distance, Inc., a Colorado corporation

III. U S WEST Education Foundation, a Washington non profit

IV.  U S WEST Federal Relations, Inc., a Delaware corporation

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V.   U S WEST Financing I, a Delaware business trust

VI.  U S WEST Financing II, a Delaware business trust

VII. U S WEST Financing III, a Delaware business trust

VIII. U S WEST Foundation, a Colorado non profit

IX.  U S WEST Investment Management Company, a Colorado corporation

X.   U S WEST IP Holdings, Inc., a Delaware corporation

XI.  U S WEST Media Group, Inc., a Delaware corporation

     A.   U S WEST Capital Corporation, a Colorado corporation

          1.   U S WEST Capital (America) Inc., a Colorado corporation
          2.   U S WEST Capital, Ltd. (U K)
          3.   Commercial Reinsurance Company, an Oklahoma corporation

               a)   CLFG Corporation, a Delaware corporation
               b)   Financial Security Assurance, Inc., a New York corporation
                    (1) Financial Security Assurance International, Inc., an Indiana corporation
                         (a) Financial Security Assurance of Oklahoma, Inc., an Oklahoma corporation
                              (i)  Financial Security Assurance (U.K.) Ltd.
               c)   FSA Portfolio Management Inc., a New York corporation

          4.   U S WEST Financial Services, Inc., a Colorado corporation

               a)   Commercial Funding, Inc., a New York corporation
               b)   U S WEST Delta, Inc., a Colorado corporation
               c)   USW Finance Corporation, a Colorado corporation
               d)   U S WEST Financial Services Foreign Sales, Inc.(Virgin
                    Islands)
               e)   USWFS Leasing 1995, Inc., a Colorado corporation
               f)   New York Cogenco, Inc., a Delaware corporation
               g)   USW Shacres, Inc., a California corporation
               h)   SIFD ONE, LTD., a Delaware corporation
                    (1)  USW FSC ONE, LTD.(Bermuda)
               i)   SIFD TWO, LTD., a Delaware limited partnership
                    (1)  USW FSC TWO, LTD.(Bermuda)

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               j)   SIFD THREE, LTD., a Delaware business trust
                    (1)  USW FSC THREE, LTD. (Bermuda)
               k)   USWSPE, Inc., a Delaware corporation
               l)   Valertex, Inc., a Texas corporation

          5.   U S WEST Services (America) Inc., a Colorado corporation
          6.   U S WEST Services, Ltd.(U K)

     B.   U S WEST Cellular Holdings, Inc., a Delaware corporation

     C.   U S WEST Dex, Inc., a Colorado corporation

          1.   Interactive Video Enterprises, Inc., a Colorado corporation
          2.   LOCALTouch Holdings, Inc., a Colorado corporation

               a)   LOCALTouch Directory Services, Inc, a Colorado corporation

          3.   Please Hold Promotions, Inc., an Arizona corporation

     D.   Domestic Cable, Inc., a Colorado corporation

     E.   Far East Investment Company, a Colorado corporation

     F.   U S WEST Interactive Services, Inc., a Colorado corporation

     G.   U S WEST International Holdings, Inc., a Delaware corporation

          1.   U S WEST Cable Partnership Holdings, Inc., a Colorado corporation
          2.   U S WEST Cable Programming Corporation, a Colorado corporation
          3.   U S WEST Czech Cable Company, a Delaware corporation
          4.   U S WEST Espana Telecommunications, Inc., a Delaware corporation
          5.   U S WEST Europe, Inc., a Colorado corporation
          6. U S WEST Far East Telecommunications, Inc., a Delaware corporation
          7.   U S WEST Foreign Investments, Inc., a Colorado corporation
          8.   U S WEST International, Inc., a Colorado corporation
          9. U S WEST International Systems Group, Inc., a Colorado corporation

               a)   U S WEST ISG Technologies, Inc., a Colorado corporation

          10.  Overseas Operations, Inc., a Colorado corporation
          11.  Overseas Operations II, Inc., a Delaware corporation
          12.  USW PCN, Inc., a Colorado corporation
          13.  RTDC Holdings, Inc., a Delaware corporation

               a) Russian Telecommunications Development Corporation, a Delaware corporation
                    (1) Russian Telecommunications Asset Management Corporation, a Delaware corporation

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                    (2)  Russian Telecommunications Development Finance
                         Corporation, a Delaware corporation
                    (3) Russian Telecommunications Development Holding Corporation, a Delawarecorporation
                    (4) Russian Telecommunications Development Holding Corporation II, a Delaware corporation
                    (5) Russian Telecommunications Development Management Corporation, a Delaware corporation
                    (6)  U S WEST Services (Russia)

          14.  U S WEST U.K. Cable, Inc., a Colorado corporation (
          15.  U S WEST India B.V. (Netherlands)
          16.  U S WEST International B.V. (Netherlands)

               a)   U S WEST Deutschland GmbH (Germany)
               b)   U S WEST Polska Sp.z.o.o (Poland)

          17.  U S WEST U.K. Limited (U.K.)

               a)   U S WEST Cable Partnership Limited (U.K.)
               b)   U S WEST International Systems Group Limited (U.K.)
               c)   U S WEST ISG Installation Services Limited (U.K.)
               d)   U S WEST Marketing Resources (U.K.) Limited

          18.  U S WEST Westelcom B.V. (Netherlands)

     H.   U S WEST Investments, Inc., a Colorado corporation

          1.   U S WEST Real Estate, Inc., a Colorado corporation

               a)   USW Cardinal I, Inc., an Ohio corporation
               b)   USW Cardinal II, Inc., an Ohio corporation
               c)   USW Fresno, Inc., a Colorado corporation
               d)   USW Lodging, Inc., a Delaware corporation
               e)   NP, Inc., a Colorado corporation
               f)   Taurus Laurel, Inc., a Colorado corporation
               g)   Taurus Properties, Inc., a Colorado corporation
               h)   Verend, Inc., a Texas corporation
                    (1)  Riverbend West Association, Inc., a Texas non profit
               i)   Dulles Corner Association, Inc., a Virginia non profit

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     I.
          MediaOne of Delaware, Inc., a Delaware corporation

          1. Continental Cablevision Asia Pacific, Inc., a Massachusetts corporation

               a)   Continental Cablevision Singapore Pte Ltd. (Singapore)

          2. Continental Cablevision of Minnesota, Inc., a Minnesota corporation

               a) Minnesota Cable Communications Holding Company, Inc., a Delaware corporation
               b) North Central Cable Communications Corporation, a Delaware corporation
                    (1) Group W Cable of Burnsville/Eagan, Inc., a Minnesota corporation
                    (2) Group W Cable of Columbia Heights/Hilltop, Inc., a Minnesota corporation
                    (3) Group W Cable of the North Suburbs, Inc., a Minnesota corporation
                    (4) Group W Cable of the North Central Suburbs, Inc., a Minnesota corporation
                    (5) Group W Cable of Quad Cities, Inc., a Minnesota corporation
                    (6) Group W Cable of Ramsey/Washington, Inc., a Minnesota corporation

          3. Continental Cablevision of St. Paul, Inc., a Minnesota corporation
          4. Continental Cablevision Satellite Company of Northern California, Inc., a California corporation

               a)   MediaOne Satellite II, Inc., a Delaware corporation
                    (1)  MediaOne Satellite I, Inc., a Delaware corporation

          5.   Continental Satellite Company, Inc., a Massachusetts corporation
          6. Continental Satellite Company of Chicago, Inc., an Illinois corporation
          7. Continental Satellite Company of Minnesota, Inc., a Minnesota corporation
          8. Continental Satellite Company of New England, Inc., a New Hampshire corporation
          9.   Continental Satellite Company of Ohio, Inc., an Ohio corporation
          10. Continental Satellite Company of Virginia, Inc., a Virginia corporation
          11. MediaOne Acquisitions of Northern Illinois, Inc., an Illinois corporation
          12.  MediaOne Digital Radio, Inc., a Massachusetts corporation
          13.  MediaOne Enterprises, Inc., a Rhode Island corporation

               a)   CCF Management Services, Inc., a Florida corporation
               b)   CCI Management Services, Inc., a California corporation
               c)   MediaOne of Lakewood, Inc., a California corporation
               d)   Copley/Colony, Inc., a Delaware corporation

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                    (1)  MediaOne of Costa Mesa, Inc, a California corporation
                    (2)  MediaOne of Cypress, Inc., a California corporation
                    (3)  MediaOne of Harbor, Inc., a California corporation
                    (4)  MediaOne of Lomita, Inc., a California corporation
                    (5) MediaOne of Los Angeles County, Inc., a California corporation
                    (6) MediaOne of Orange County, Inc., a California corporation

               e)   King Videocable Company, a Washington corporation

                    (1) King Videocable Company-Minnesota, a Washington corporation
                    (2) King Videocable Company-Twin Falls, an Idaho corporation
                         (a) King Videocable Company-Idaho, a Colorado corporation MediaOne of Newhall, Inc., a California corporation
                    (3) MediaOne of North Valley, Inc., a California corporation

               f)   MediaOne Interconnects, Inc., a Delaware corporation
               g) MediaOne of Greater New York, Inc., a Rhode Island corporation
               h)   MediaOne of South Florida, Inc., a Florida corporation
               i) MediaOne of Southern New England, Inc., a Massachusetts corporation

          14.  MediaOne Holdings 1, Inc., a Delaware corporation

               a)   MediaOne of Los Angeles, Inc., a California corporation

                    (1) American Cablesystems of South Central Los Angeles, Inc., a Delaware corporation

               b)   MediaOne of Milton, Inc., a Massachusetts corporation
               c)   MediaOne of New York, Inc., a New York corporation

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          15.  MediaOne Investments, Inc., a Delaware corporation

               a)   MediaOne Cable Investments, Inc., a Delaware corporation
               b)   Fostoria Communications, Inc., a Massachusetts corporation
               c)   MediaOne Cable News, Inc., a Massachusetts corporation
               d)   MediaOne of Southeast Michigan, Inc., a Michigan corporation
               e) MediaOne Programming Partners 1, Inc., a Massachusetts corporation

          16.  MediaOne of Australia, Inc., a Massachusetts corporation
          17.  MediaOne of Brockton, Inc., a Delaware corporation
          18.  MediaOne of California, Inc., a California corporation
          19.  MediaOne of Greater Florida, Inc., a Florida corporation

               a)   Alrif Co., Inc., a Massachusetts corporation
               b) Continental Satellite Company of Florida, Inc., a Florida corporation
                    (1)  MediaOne Satellite II, Inc., a Delaware corporation
                         (a)  MediaOne Satellite I, Inc., a Delaware corporation

          20.  MediaOne of Illinois, Inc., a Delaware corporation
          21.  MediaOne of Massachusetts, Inc., a Massachusetts corporation
          22.  MediaOne of Metropolitan Detroit, Inc., a Michigan corporation

               a) Continental Satellite Company of Michigan, Inc.. a Michigan corporation
               b)   MediaOne of Eastern Michigan, Inc., a Delaware corporation

          23.  MediaOne of Needham, Inc., a Delaware corporation
          24.  MediaOne of New England, Inc, a New Hampshire corporation

               a)   MediaOne of New Hampshire, Inc., a Maryland corporation

          25.  MediaOne of Northern Illinois, Inc., a Delaware corporation
          26.  MediaOne of Ohio, Inc., an Ohio corporation
          27.  MediaOne of Sierra Valleys, Inc., a California corporation

               a)   MediaOne of Fresno, Inc., a California corporation
               b)   MediaOne of Nevada, Inc., a Nevada corporation
               c) MediaOne of Northern California, Inc., a California corporation

          28.  MediaOne of Virginia, Inc., a Virginia corporation

               a) MediaOne of Pioneer Valley, Inc., a Massachusetts corporation
               b) Continental Cablevision of Richmond, Inc., a Virginia corporation

          29.  MediaOne of Western New England, Inc., a Delaware corporation

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          30.  MediaOne Telecommunications Corp., a Massachusetts corporation

               a) Continental Australia Programming, Inc., a Massachusetts corporation
               b) Continental Telecommunications Corp. of Minnesota, a Minnesota corporation
               c) Continental Telecommunications Corp. of Virginia, a Virginia corporation
               d) Continental Teleport Partners, Inc., a Massachusetts corporation
               e)   MediaOne Connect, Inc., a Delaware corporation)
               f)   MediaOne Express Midwest, Inc., an Ohio corporation
               g) MediaOne Express of California, Inc., a California corporation
               h)   MediaOne Express of Florida, Inc., a Florida corporation
               i)   MediaOne Express of Illinois, Inc., an Illinois corporation
               j) MediaOne Express of New England, Inc., a Massachusetts corporation
               k)   MediaOne Express of Virginia, Inc., a Virginia corporation
               l)   MediaOne Fiber Technologies, Inc., a Florida corporation
               m) MediaOne Florida Telecommunications, Inc., a Florida corporation
               n) MediaOne Information Technology Systems, Inc., a Massachusetts corporation
               o) MediaOne International Programming, Inc., a Massachusetts corporation
               p) MediaOne Telecommunications Corp. of New England, a Massachusetts corporation
               q) MediaOne Telecommunications Corp. of Ohio, an Ohio corporation
               r) MediaOne Telecommunications of California, Inc., a California corporation
               s) MediaOne Telecommunications of Illinois, Inc., an Illinois corporation
               t) MediaOne Telecommunications of Massachusetts, Inc., a Massachusetts corporation
               u) MediaOne Telecommunications of Michigan, Inc., a Michigan corporation
               v) MediaOne Telecommunications of New Hampshire, Inc., a New Hampshire corporation
               w) MediaOne Telecommunications of Ohio, Inc., an Ohio corporation
               x) MediaOne Telecommunications of Virginia, Inc., a Virginia corporation

          31.  S.A. Ventures, Inc., a Massachusetts corporation

               a)   S.A. Ventures (Delaware), Inc., a Delaware corporation

          32.  S.A. Ventures II, Inc., a Massachusetts corporation

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     J.   U S WEST Multimedia Communications, Inc., a Colorado corporation

          1.   MediaOne, Inc., a Georgia corporation

               a)   Atlanta Home Network, Inc., a Georgia corporation
               b)   MediaOne Business Services, Inc., a Colorado corporation
               c)   MediaOne of Clayton County, Inc., a Georgia corporation
               d)   MediaOne of Cobb County, Inc., a Georgia corporation
               e)   MediaOne of Conyers-Rockdale, Inc., a Georgia corporation
               f)   MediaOne of Fayette County, Inc., a Georgia corporation
               g)   MediaOne of Fulton County, Inc., a Georgia corporation
               h)   MediaOne of Georgia, Inc., a Georgia corporation
               i)   MediaOne of Henry County, Inc., a Georgia corporation
               j)   Peachtree SMATV Corp., a Georgia corporation

     K.   U S WEST PCS Holdings, Inc., a Delaware corporation

     L.   U S WEST PCS Services, Inc., a Colorado corporation

     M.   U S WEST NewVector Group, Inc., a Colorado corporation

          1.   Ardael, Inc., a Washington corporation
          2.   NewVector Communications, Inc., a Delaware corporation
          3.   U S WEST NewVector Materials, Inc., a Colorado corporation
          4.   Pacific Cellular, Inc., a Washington corporation
          5. Pacific Telecom Cellular of Colorado, Inc., a Colorado corporation

XII. MediaOne of Michigan, Inc., a Delaware corporation

XIII.  U S WEST SPF Co., a Colorado corporation

XIV.   USW, Inc., a Delaware corporation

XV.    Western Range Insurance Co., a Vermont corporation